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                                                                 Exhibit (n)(11)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                   SCHEDULE A
                           MINIMUM INITIAL INVESTMENTS

                                                        MINIMUM INITIAL
CLASS N SHARES                                            INVESTMENT
----------------------------------------------          ---------------
Aston/Montag & Caldwell Growth Fund                         $2,500
Aston/Montag & Caldwell Balanced Fund                       $2,500
Aston/ABN AMRO Growth Fund                                  $2,500
Aston/Optimum Mid Cap Fund                                  $2,500
Aston Balanced Fund                                         $2,500
Aston/TCH Fixed Income Fund                                 $2,500
Aston/TCH Investment Grade Bond Fund                        $2,500
Aston/ABN AMRO High Yield Bond Fund                         $2,500
Aston/McDonnell Municipal Bond Fund                         $2,500
Aston/ABN AMRO Investor Money Market Fund                   $2,500
Aston/Veredus Aggressive Growth Fund                        $2,500
Aston/Veredus SciTech Fund                                  $2,500
Aston/TAMRO Large Cap Value Fund                            $2,500
Aston/TAMRO Small Cap Fund                                  $2,500
Aston Value Fund                                            $2,500
Aston/Veredus Select Growth Fund                            $2,500
Aston/ABN AMRO Real Estate Fund                             $2,500
Aston/River Road Dynamic Equity Income Fund                 $2,500
Aston/River Road Small Cap Value Fund                       $2,500
Aston/ABN AMRO Mid Cap Growth Fund*                         $2,500
Aston/ABN AMRO International Fund*                          $2,500
Aston/Optimum Large Cap Opportunity Fund                    $2,500
Aston/River Road Small-Mid Cap Fund                         $2,500

                                                        MINIMUM INITIAL
CLASS I SHARES                                            INVESTMENT
----------------------------------------------          ---------------
Montag & Caldwell Growth Fund                             $5 million
Montag & Caldwell Balanced Fund                           $1 million
Aston/TCH Fixed Income Fund                               $2 million
Aston/ABN AMRO Growth Fund                                $5 million
Aston Balanced Fund*                                      $5 million
Aston/Veredus Aggressive Growth Fund                      $2 million
ABN AMRO Treasury Money Market Fund                       $1 million
ABN AMRO Government Money Market Fund                     $1 million
ABN AMRO Tax-Exempt Money Market Fund                     $1 million
ABN AMRO Money Market Fund                                $1 million
Aston/TCH Investment Grade Bond Fund                      $1 million
Aston/ABN AMRO High Yield Bond Fund                       $1 million
Aston/Optimum Mid Cap Fund                                $2 million
Aston/TAMRO Small Cap Fund                                $2 million
Aston/ABN AMRO Real Estate Fund                           $2 million
Aston Value Fund                                          $2 million

Aston/Veredus Select Growth Fund                          $2 million
Aston/River Road Small Cap Value Fund                     $1 million

                                                        MINIMUM INITIAL
CLASS S SHARES                                            INVESTMENT
----------------------------------------------          ---------------
ABN AMRO Treasury Money Market Fund                         $2,500
ABN AMRO Government Money Market Fund                       $2,500
ABN AMRO Tax-Exempt Money Market Fund                       $2,500
ABN AMRO Money Market Fund                                  $2,500

                                                        MINIMUM INITIAL
CLASS R SHARES                                            INVESTMENT
----------------------------------------------          ---------------
Aston/Montag & Caldwell Growth Fund                         $2,500
Aston/ABN AMRO Growth Fund                                  $2,500

                                                        MINIMUM INITIAL
CLASS Y SHARES                                            INVESTMENT
----------------------------------------------          ---------------
ABN AMRO Institutional Prime Money Market Fund            $5 million

                                                        MINIMUM INITIAL
CLASS YS SHARES                                           INVESTMENT
----------------------------------------------          ---------------
ABN AMRO Institutional Prime Money Market Fund            $5 million

*Currently, not an active class for this Fund

Originally Adopted:  March 15, 2001
As Amended:  December 20, 2001
As Amended:  March 21, 2002
As Amended:  June 20, 2002
As Amended:  September 19, 2002
As Amended:  February 17, 2003
As Amended:  March 20, 2003
As Amended:  June 17, 2004
As Amended:  September 28, 2004
As Amended:  June 16, 2005
As Amended: March 16, 2006
As Amended: September 21, 2006
As Amended: February 19, 2007